STOCKHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
STOCKHOLDERS’ EQUITY

15. STOCKHOLDERS’ EQUITY

Class A Common Stock

The Company has authorization to issue and have outstanding at any one time 49,000,000 shares of class A common stock with a par value of $0.0001 per share. Each share of class A common stock entitles its holder to one vote on all matters to be voted on by stockholders generally.

See Note 1 and Note 8 above for details regarding the issuance and redemption of shares of the Company’s class A common stock to and from James Chae, the Company’s majority stockholder, in December 2021.

In December 2021, the Company received subscriptions for the sale of 670,000 shares of class A common stock to investors for $2.00 per share, for total expected proceeds of $1,340,000. As of March 31, 2022, the Company had received $1,340,000 of the expected proceeds.

In September 2022, the Company consummated its initial public offering (the “IPO”) of 2,940,000 shares of its class A common stock at a public offering price of $4.00 per share, generating gross proceeds of $11,760,000. Net proceeds from the IPO were approximately $10.3 million after deducting underwriting discounts and commissions and other offering expenses of approximately $1.5 million.

Immediately prior to the IPO, the Company issued 549,100 shares of class A common stock as compensation to directors and consultants. The Company has accrued approximately $1.1 million of compensation expense at December 31, 2021 for the 549,100 shares at $2.00 per share, which the Company’s board of directors determined to reflect the then current fair market value of the Company’s Class A common stock. Upon the issuance of the 549,100 shares, the accrued liability was adjusted to additional paid-in-capital.

The Company also granted the underwriters a 45-day option to purchase up to 441,000 additional shares (equal to 15% of the shares of class A common stock sold in the IPO) to cover over-allotments, if any, which the underwriters did not exercise. In addition, the Company issued to the representative of the underwriters warrants to purchase a number of shares of class A common stock equal to 5.0% of the aggregate number of shares of Class A common stock sold in the IPO (including shares of Class A common stock sold upon exercise of the over-allotment option). The representative’s warrants will be exercisable at any time and from time to time, in whole or in part, during the four-and-½-year period commencing six months from the date of commencement of the sales of the shares of Class A common stock in connection with the IPO, at an initial exercise price per share of $5.00 (equal to 125% of the initial public offering price per share of class A common stock). No representative’s warrants have been exercised.

On November 22, 2023, Yoshiharu Global Co. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its issued Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with Class A common Stock, “Common Stock”), in the ratio of 1-for-10 (the “Reverse Stock Split”) to be effective at 11:59 p.m. eastern on November 27, 2023. The Common Stock began trading on a split-adjusted basis at the market open on Tuesday, November 28, 2023.

No fractional shares were issued as a result of the Reverse Stock Split. Instead, any fractional shares that would have resulted from the Reverse Stock Split were rounded up to the next whole number. As a result, total of 34,846 shares of Class A common stock were issued and total of 1,230,246 shares of Class A common stock were outstanding as of December 31, 2023. The Reverse Stock Split affects all stockholders uniformly and did not alter any stockholder’s percentage interest in the Company’s outstanding Common Stock, except for adjustments that may result from the treatment of fractional shares. The number of authorized shares of Common Stock of the Company and number of authorized shares of the Class B common stock of the Company were not changed.

On January 5, 2024, the Company entered into a Securities Purchase Agreement with Alumni Capital LP, an accredited investor (“the Investor”), allowing the Company to sell up to $5,000,000 in Class A common stock to the Investor, subject to certain conditions including SEC approval of a registration statement. The Company controls the timing and amount of these sales until September 30, 2024, influenced by market conditions and trading prices. The shares will be sold at either 85% or 96% of the lowest trading price over the five days prior to closing, with specific limits on the amounts for each price option. The total shares sold cannot exceed 237,885 without stockholder approval, and the Investor’s ownership is capped at 9.99% of the outstanding shares. As consideration, the Company issued 24,950 shares of Common Stock to the Investor, divided into two tranches of $12,475 shares on January 9 and September 24, 2024, respectively.

On April 18, 2024, the Company amended the Securities Purchase Agreement with Alumni Capital LP to extended the commitment period ending on the earlier of (i) December 31, 2024, or (ii) the date on which the Investor shall have purchased Securities pursuant to the Securities Purchase Agreement for an aggregate purchase price of the commitment amount.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. STOCKHOLDERS’ EQUITY (Continued)

Class B Common Stock

The Company has authorization to issue and have outstanding at any one time 1,000,000 shares of Class B common stock with a par value of $0.0001 per share. The holders of class B common stock are entitled to 10 votes per share, and to vote together as a single class with holders of class A common stock with respect to any question or matter upon which holders of class A common stock have the right to vote, unless otherwise required by applicable law or our amended and restated certificate of incorporation.

The holders of class B common stock are entitled to dividends as declared by the Company’s Board of Directors from time to time at the same rate per share as the class A common stock.

The holders of the class B common stock have the following conversion rights with respect to the class B common stock into shares of class A common stock:

●	all of the shares of class B common stock will automatically convert into class A common stock on a one-for-one basis upon the earlier of (A) the date such shares cease to be beneficially owned by James Chae and (B) 5:00 p.m. Pacific Time on the date that James Chae ceases to beneficially own at least 25% of the voting power of all the outstanding shares of capital stock of the Company; and

●	at the election of the holder of class B common stock, any share of class B common stock may be voluntarily converted into one share of class A common stock.

Immediately prior to the IPO in September 2022, the Company exchanged 1,000,000 shares of class A common stock held by James Chae into 1,000,000 shares of class B common stock.

On November 22, 2023, Yoshiharu Global Co. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its issued Class B common stock, par value $0.0001 per share in the ratio of 1-for-10 (the “Reverse Stock Split”) to be effective at 11:59 p.m. eastern on November 27, 2023. As a result, total of 100,000 shares of Class B common stock were issued and outstanding as of December 31, 2023.